EXPLANATORY NOTE

The XBRL interactive data file included as an exhibit to this filing relates to the Supplement dated December 11, 2013 to the GMO Trust Multi-Class Prospectus dated June 30, 2013 and Statement of Additional Information dated June 30, 2013, as revised October 1, 2013, each as supplemented (each relating to forty-six of the fifty-four series of the Trust), filed with the Securities and Exchange Commission on December 11, 2013 under Rule 497(e) (SEC Accession No. 0001193125-13-468744).

EXHIBIT INDEX

GMO TRUST

Exhibit Ref.	Title of Exhibit

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Schema Document

EX-101.CAL	XBRL Calculation Linkbase Document

EX.101.LAB	XBRL Labels Linkbase Document

EX-101.PRE	XBRL Presentation Linkbase Document

EX.101.DEF	XBRL Definition Linkbase Document